Note 12 - Subsequent Events	6 Months Ended
Jun. 30, 2021
Notes to Financial Statements
Subsequent Events [Text Block]

12. Subsequent Events

The following event occurred after June 30, 2021:

In July 2021, the Company signed a term sheet with a commercial banking institution for a loan up to lesser of $10.0 million or 50% of the vessels market value for the refinancing of M/V ”Aegean Express” and M/V “EM Corfu”. The loan will be payable in 16 consecutive quarterly instalments of $500,000 each, with a $2,000,000 balloon payment to be made together with the last installment. The interest rate margin is 3.5% over LIBOR. The loan will be secured with (i) first priority mortgages over M/V ”Aegean Express” and M/V “ EM Corfu”, (ii) first assignment of earnings and insurance of the aforementioned vessels and (iii) other covenants and guarantees similar to the remaining loans of the Company. The facility is subject to customary conditions precedent and the execution of definitive documentation.